SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 1999
                                                           -------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                          33-59922
                                          33-94944
                                          33-99462
                                         333-22131
   United States of America              333-55817              02-0118519
 ---------------------------------       ---------         --------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)           File No.)           Identification No.)

            295 Main Street
         Tilton, New Hampshire                                     03276
   --------------------------------------------                --------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:      (603) 286-4348
                                                         --------------

                        Not Applicable
--------------------------------------------------------------------
(Former name or former address, if changed since last report)



Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the July 15, 1999
                  Distribution Date.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                    PROVIDIAN MASTER TRUST

                                    By:      PROVIDIAN NATIONAL BANK,
                                             Servicer


                                    By:      /s/ Gwinneth Berexa
                                             ----------------------------
                                             Gwinneth Berexa
                                             Vice President

     Date: July 22, 1999



                                  EXHIBIT INDEX


Exhibit No.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the July 15, 1999
                  Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the July 15, 1999
                  Distribution Date.